SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 24, 2003
                                                          --------------




                              FNB Bancshares, Inc.
                              --------------------
                            (Exact name of registrant
                          as specified in its charter)




South Carolina              333-1546                       57-1033165
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(State or other            (Commission                 (I.R.S. Employer
jurisdiction of            File Number)                Identification No.)
 incorporation)




                   P.O.Box 1539, Gaffney, South Carolina 29342
               -------------------------------------------------
               (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code: (864) 488-2265
                                                            ---------------




                              Not Applicable
                          ---------------------
     (Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure.

         On March 24, 2003, the Chief Executive Officer, V. Stephen Moss, and the Chief Financial Officer, Kimberly D. Barrs, each furnished to the Securitiesand Exchange Commission the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached to this report as
Exhibit 99.1.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FNB BANCSHARES, INC.



                                            By:      /s/ V. Stephen Moss
                                               --------------------------------
                                            Name:    V. Stephen Moss
                                            Title:   Chief Executive Officer

Dated: March 24, 2003

                                  EXHIBIT INDEX

Exhibit Number             Description

99.1 Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.